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                                      EXHIBIT 10

                                ARTHUR ANDERSEN LLP

                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-70153 for Hartford Life Insurance Company Separate Account Seven on Form N-4.


Hartford, Connecticut                        /s/ Arthur Andersen LLP
April 12, 1999